Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Vernon R. Alden, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 28th day of November, 1995.




                                             /s/  Vernon R. Alden
                                             ----------------------------
                                        Name:     Vernon R. Alden

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Jill K. Conway, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  Jill K. Conway
                                             --------------------------
                                        Name:     Jill K. Conway

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Ronald E.  Ferguson, do hereby make, constitute  and appoint Robert
M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  Ronald E. Ferguson
                                             ------------------------------
                                        Name:     Ronald E. Ferguson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Ellen M. Hancock, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  Ellen M. Hancock
                                             --------------------------
                                        Name:     Ellen M. Hancock

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, John P. Kendall, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  John P. Kendall
                                             ---------------------------
                                        Name:     John P. Kendall

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Delano E. Lewis, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 30th day of November, 1995.




                                             /s/  Delano E. Lewis
                                             ---------------------------
                                        Name:     Delano E. Lewis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Robert
M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  Howard B. Wentz, Jr.
                                             -------------------------------
                                        Name:     Howard B. Wentz, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


          I, Reuben Mark, do hereby make, constitute and appoint Robert M. Agate and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the "Company") on Form S-8, or other appropriate forms relating to the issuance, pursuant to the Colgate-Palmolive Company Employees Savings and Investment Plan, as amended, of 20,000 additional shares of Common Stock and an amount of shares of Series B Convertible Preference Stock which may be converted into shares of Common Stock, and any and all amendments (including post-effective amendments) to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

          In witness whereof, I have executed this Power of Attorney this 29th day of November, 1995.




                                             /s/  Reuben Mark
                                             --------------------------
                                        Name:     Reuben Mark